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                                                                     EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS'

We hereby consent to the use of our audit report dated June 23, 1998 in this amended Form 10KSB of Chequemate International, Inc. for the year ended March 31, 1998, which is part of this Form 10KSB and all references to our firm included in this amended Form 10KSB.

                                       /s/ Jones, Jensen & Company
                                       ---------------------------------------
                                       Jones, Jensen & Company

Salt Lake City, Utah
July 6, 1999




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